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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 20, 2009

                              AETHLON MEDICAL, INC.
               (Exact name of Registrant as specified in charter)


        NEVADA                       000-21846                13-3632859
        ------                       ---------                ----------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
    of incorporation)                                    Identification Number)

                       3030 Bunker Hill Street, Suite 4000
                           San Diego, California 92109
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (858) 459-7800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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FORWARD LOOKING STATEMENTS

         This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the Filings the words "anticipate, "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

         Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.


ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On December 29, 2008, the Registrant sold an aggregate of 700,000 Units (defined below) pursuant to the terms of a Unit Subscription Agreement, each such "Unit" consisting of (i) one share of Common Stock, par value $0.001 per share (the "Common Stock"), of the Registrant and (ii) a three-year warrant to purchase one share of Common Stock of the Registrant at an exercise price of $0.25 per share, in the form attached to this Report as Exhibit 4.1 (each, a "Warrant" and collectively, the "Warrants"). Pursuant to the terms of the Unit Subscription Agreement the Registrant has issued and sold an aggregate of $175,000 of Units at price per Unit of $0.25. Accordingly, the Registrant has issued 700,000 shares of Common Stock and Warrants to purchase 700,000 shares of Common Stock at an exercise price of $0.25 per share.

         The Warrants contain equitable adjustment provisions for stock splits and similar events, piggy-back registration rights, and a call provision whereby if the Registrant's Common Stock trades at a price of $1.00 or higher for five consecutive trading days, the Warrant may be called at the option of the Registrant and thereafter terminated.

         The foregoing description of the material terms of the Unit Subscription Agreement and the Warrants does not purport to be complete and is qualified in its entirety by the Exhibits attached hereto, each of which is incorporated herein by reference.

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES

         The information set forth in Item 1.01 is hereby incorporated into this
Item 3.02. The Unit Subscription Agreement and Warrants were entered into and issued in reliance on the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder. The Investor represented to the Registrant that such Investor was an "accredited investor" as such term is defined under Regulation D and the offering did not involve any form of general solicitation or general advertising.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

ITEM NO.          DESCRIPTION
--------          -----------

4.1               Form of Common Stock Purchase Warrant
10.1              Form of Unit Subscription Agreement



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2009

                                              AETHLON MEDICAL, INC.


                                              By:   /s/ James A. Joyce
                                                   -----------------------------
                                                   James A. Joyce
                                                   Chief Executive Officer